Commitments	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments

Note 18 - Commitments

The Group leases certain office premises under non-cancelable leases. Rent expenses under operating leases for the six months ended June 30, 2021 and 2020 were approximately $348,000 and $323,000, respectively.

Future minimum payments under non-cancelable operating leases were as follows at June 30, 2021:

Year Ended December 31,

2021	$272,089
2022	208,970
2023	3,912
$484,971